          As filed with the Securities and Exchange Commission on May 31, 2001

      Securities Act of 1933 File No. 333-20637
       Investment Company Act of 1940 File No. 811-8035

                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ X ]

   Pre-Effective Amendment No. __         [   ]
   Post-Effective Amendment No. 8     [ X ]

           and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ X ]

   Amendment No. 11       [ X ]

 AFBA 5STAR FUND, INC.
(Exact Name of Registrant as Specified in Charter)

c/o PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(Address of Principal Executive Offices)

(800) 243-9865
(Registrant's Telephone Number)

Mr. John A. Johnson, President
c/o PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(Name and Address of Agent for Service)

Copies to:
Michael P. O'Hare, Esquire
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

It is proposed that this filing will become effective:

  [ X ] immediately upon filing pursuant to Paragraph (b) of Rule 485;
  [   ] on (date) pursuant to Paragraph (b) of Rule 485;
  [   ] 60 days after filing pursuant to Paragraph (a)(1) of Rule 485;
  [   ] on (date) pursuant to Paragraph (a)(1) of Rule 485;
  [   ] 75 days after filing pursuant to Paragraph (a)(2) of Rule 485; or
  [   ] on (date) pursuant to Paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

  [   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Cover Page

Part A
Prospectus for the Class A, Class B and Class C shares of each series of the AFBA 5Star
Fund, Inc.

Prospectus for the original class of shares of each series of the Registrant included in the
Post-Effective Amendment 4 to Registrant's Form N-1A, filed via EDGAR on July 28,
2000, is hereby incorporated by reference into this filing.

Part B
Statement of Additional Information for all four classes of each series of the Registrant.

Part C
Other Information and Exhibits.

Prospectus dated June 1, 2001

AFBA 5Star FundSM

Class A Shares
Class B Shares
Class C Shares

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission nor has the
Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Prospectus dated June 1, 2001

AFBA 5Star Fund, Inc.

MANAGER:
AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

SUB-ADVISER:
KORNITZER CAPITAL MANAGEMENT, INC.

DISTRIBUTED BY:
PFPC DISTRIBUTORS, INC.

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Table of Contents

Page

Information About the Funds

Investment Objectives and Principal Investment Strategies

Principal Risk Factors

Past Performance

Fees and Expenses

Management and Investment Counsel

Information About Investing

Selecting the Correct Class of Shares

How to Purchase Shares

How to Redeem Shares

Shareholder Services

How Share Price is Determined

Distributions and Taxes

Additional Policies About Transactions

Distribution and Service Arrangements

Conducting Business with AFBA 5Star Fund, Inc.

2 3 4 7 12 13 16 16 17 17 17 18 19 21

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Investment Objectives and Principal Investment Strategies

Market Capitalization:
How much a company is considered to be worth. It equals the number of outstanding shares times the share price. Larger capitalization companies are those in excess of $1 billion while smaller capitalization companies are valued under that figure.

The investment objectives and the manner in which the AFBA 5Star Funds will pursue their objectives are as follows:

  AFBA 5Star Balanced Fund - seeks long-term capital growth and high current income by investing in common stocks, convertible bonds and convertible preferred stocks and corporate fixed income securities, many of which can be high-yielding, high risk securities.
  AFBA 5Star Equity Fund - seeks long-term capital growth by investing at least 65% of its assets in common stocks of large capitalization companies most of which are listed on the New York Stock Exchange.
  AFBA 5Star High Yield Fund - seeks high current income with long-term capital growth as a secondary objective by investing at least 65% of its assets in high yielding, high risk fixed income securities.
  AFBA 5Star USA Global Fund - seeks long-term capital growth by investing in common stocks of companies based in the United States that receive greater than 40% of their revenues or income from global sales and operations. The international operations of these U.S. based companies will provide investors with exposure to at least three foreign countries.

Each Fund's principal investment strategies used are described below:

  AFBA 5Star Balanced Fund invests in a combination of common stocks, high yield, high risk corporate bonds and high yield, high risk convertible securities. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the sub-adviser's view of economic conditions and underlying security values. Usually, the sub-adviser will invest at least 25% of the Fund's assets in equity securities and at least 25% in fixed-income securities.
  AFBA 5Star Equity Fund invests in companies that meet specific cash flow criteria and/or are expected to benefit from long-term industry and technological trends that are likely to positively impact company performance. The cash flow criteria used by the sub-adviser focuses on consistency and predictability of cash generation. Separately, long-term trends are identified with the purpose of investing in companies that should have favorable operating environments over the next three to five years. The final stock selection process includes: 1) ongoing fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis.
  AFBA 5Star High Yield Fund uses extensive fundamental research to identify potential fixed income investment opportunities among higher risk, higher yielding securities. Emphasis is placed on relative value and good corporate management. Specifically, the sub-adviser may look at a number of past, present and estimated factors such as: 1) financial strength of the issuer; 2) cash flow; 3) management; 4) borrowing requirements; and 5) responsiveness to changes in interest rates and business conditions.

    AFBA 5Star USA Global Fund identifies companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) company-specific analysis such as product cycles, management, etc.; 3) rigorous valuation analysis; and, 4) the issuer must have substantial international operations.

Temporary Investments - The Funds intend to hold a small percentage of cash or high quality, short-term debt obligations for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality short-term debt obligations or other defensive investments for temporary investment purposes. During these times, a Fund may not achieve its investment objective. Also, keep in mind that a temporary defensive strategy still has the potential to lose money.

The objectives and policies described above determine how the Funds are managed and may only be changed with the approval of the corresponding Fund's shareholders.

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Principal Risk Factors

Default risk: The possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds.

 Market Risks - Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Funds (except AFBA 5Star High Yield) are normally invested in equity securities, the value of these Funds will go up and down. For example, with any mutual fund, there is a risk that you could lose money by investing in the Funds.

Different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks. Because of this, the Funds will perform better or worse than other types of funds depending on what is in "favor."

Fixed Income Risks - The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond's maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

High Yield Risks - AFBA Balanced and AFBA 5Star High Yield Funds invest in lower-rated, high yielding bonds (so-called "junk bonds"). These bonds have a greater degree of default risk than higher-rated bonds. Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. Lower-rated securities also tend to have less liquid markets than higher-rated securities. In addition, market prices of lower-rated bonds tend to react more negatively to adverse economic or political changes, investor perceptions or individual corporate developments than higher-rated bonds.

International Risks - International investing poses additional risks such as currency fluctuation and political instability. However, AFBA 5Star USA Global Fund limits these risks by investing only in U.S. companies traded in the U.S. and denominated in U.S. dollars. While this eliminates direct foreign investment, the companies the Fund invests in will experience these risks in their day-to-day business dealings. These risks are inherently passed on to the company's shareholders and in turn, to the Fund's shareholders.

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Past Performance

The performance information shown below provides an indication of the risks of investing in the Funds. The bar charts on the left side show the total returns generated by the respective Fund for each calendar year. The tables on the right show how each Fund's average annual returns for certain periods compare with those of a relevant, widely recognized benchmark. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund. Past performance is not necessarily an indication of how a Fund will perform in the future.

The performance information is based on the performance of each Fund's original class which is not offered in this Prospectus. Different classes of shares of the same Fund will generally have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the Class A, B and C shares will differ from each other and those of the original class only to the extent that the classes have different expenses (including Rule 12b-1 fees) or sales charges. The returns shown in the bar charts do not reflect any sales charges. If sales charges were reflected, returns would be less than those shown.

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AFBA 5Star Balanced Fund

Annual Total Return as of December 31 of Each Year

1998	(0.4%)
1999	6.7%
2000	11.2%

Year-to-Date Return as of March 31, 2001 = (0.98%)
Best Quarter Ended March 31, 2000 = 9.97%
Worst Quarter Ended September 30, 1998 = (11.86%)

Average Annual Total Return as of December 31, 2000	1 Year	Annualized Total Return Since Inception1

AFBA 5Star Balanced Fund2
 Class A
	5.68%	6.16%
 Class B
	6.43%	6.69%
 Class C
	10.18%	7.22%

S&P 500 Index	(9.10%)	14.68%

S&P 500 Index and Merrill Lynch Bond Fund Weighted Average	1.61%	9.97%

1 Inception Date = June 3, 1997

2 The average annual total return figures are based on the historical performance of the Fund's original class of shares, but have been recalculated to show the effect of any applicable front-end or deferred sales charges (but not Rule 12b-1 fees).

3 The second performance figure shown for comparison purposes is a weighted average made up of equal parts of the S&P 500 Index and the Merrill Lynch Bond Fund index.

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AFBA 5Star Equity Fund

Annual Total Return as of December 31 of Each Year

1998	6.4%
1999	13.2%
2000	20.18%

Year-to-Date Return (through March 31, 2001) = (9.97%)
Best Quarter Ended December 31, 1998 = 16.47%
Worst Quarter Ended September 30, 1998 = (16.37%)

Average Annual Total Return as of December 31, 2000	1 Year	Annualized Total Return Since Inception1

AFBA 5Star Equity Fund2
 Class A
	14.68%	12.67%
 Class B
	15.43%	13.12%
 Class C
	19.18%	13.58%

S&P 500 Index	(9.10%)	14.68%

1 Inception Date = June 3, 1997

2 The average annual total return figures are based on the historical performance of the Fund's original class of shares, but have been recalculated to show the effect of any applicable front-end or deferred sales charges (but not Rule 12b-1 fees).

The stock market and the major market indices, including the Standard & Poor's 500 Index, enjoyed a period of great economic growth during the period shown. The AFBA 5Star Equity Fund's performance during the period reflects this positive trend, however, investors are cautioned that such high total returns are likely not sustainable.

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AFBA 5Star High Yield Fund

Annual Total Return as of December 31 of Each Year

1998	(6.0%)
1999	2.3%
2000	7.7%

Year-to-Date Return as of March 31, 2001 = 13.49%
Best Quarter Ended March 31, 2001 = 7.18%
Worst Quarter Ended September 30, 1998 = (6.27%)

Average Annual Total Return as of December 31, 2000	1 Year	Annualized Total Return Since Inception1

AFBA 5Star High Yield Fund2
 Class A
	4.07%	2.01%
 Class B
	3.82%	2.40%
 Class C
	6.74%	2.62%

Lipper High Yield Fund Index	(8.31%)	1.04%

1 Inception Date = June 3, 1997

2 The average annual total return figures are based on the historical performance of the Fund's original class of shares, but have been recalculated to show the effect of any applicable front-end or deferred sales charges (but not Rule 12b-1 fees).

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AFBA 5Star USA Global Fund

Annual Total Return as of December 31 of Each Year

1998	8.10%
1999	32.1%
2000	8.7%

Year-to-Date Return as of March 31, 2001 = (19.34%)
Best Quarter Ended December 31, 1999 = 19.48%
Worst Quarter Ended March 31, 2001 = (13.89%)

Average Annual Total Return as of December 31, 2000	1 Year	Annualized Total Return Since Inception1

AFBA 5Star USA Global Fund2
 Class A
	3.23%	12.91%
 Class B
	3.98%	13.37%
 Class C
	7.73%	13.82%

S&P 500 Index	(9.10%)	14.68%

1 Inception Date = June 3, 1997

2 The average annual total return figures are based on the historical performance of the Fund's original class of shares, but have been recalculated to show the effect of any applicable front-end or deferred sales charges (but not Rule 12b-1 fees).

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Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each AFBA 5Star Fund. There are different share classes to allow you to maximize your potential return depending on your and your financial adviser's current expectations for your investment in a Fund.

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AFBA 5Star Balanced Fund
AFBA 5Star Equity Fund
AFBA 5Star USA Global Fund

Shareholder Fees (fees paid directly from your investment)	Class A	Class B (a)	Class C
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.50% (b)	None	None
Maximum Deferred Sales Charge	None (c)	4.75% (d)	1.00% (e)
Maximum Sales Charge Imposed on Reinvested Dividends	None	None	None
Redemption Fee (f)	None	None	None
Exchange Fee	None	None	None

(a) Class B shares convert to Class A shares automatically at the end of the seventh year (84th month) after purchase. Investors seeking to purchase Class B shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by the Fund.

(b) Reduced for purchases of $50,000 and more; waived for certain systematic retirement accounts. Investments of $1 million or more are sold with no initial sales charge. However, a 1% contingent deferred sales charge may be imposed if redemptions are made within one year of purchase. Employer-sponsored defined contribution type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the AFBA 5Star Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made through retirement plans, endowments or foundations with $50 million or more in assets, or through certain qualified fee based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge.

(c) Class A shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.

(d) A CDSC will be charged on redemptions of Class B shares as follows: 4.75% during the first year; 4.25% during the second year; 3.25% during the third year; 2.25% during the fourth year and fifth year; 1.25% during the sixth year; and 0.50% during the seventh year. Class B shares automatically convert into Class A shares at the end of the seventh year after purchase and thereafter will not be subject to a CDSC.

(e) Class C shares are subject to a 1.00% CDSC only if they are redeemed within the first 18 months after purchase.

(f) If you redeem shares via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

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AFBA 5Star High Yield Fund

Shareholder Fees (fees paid directly from your investment)	Class A	Class B (a)	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75% (b)	None	None
Maximum Deferred Sales Charge (Load)	None (c)	4.00% (d)	1.00% (e)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (f)	None	None	None
Exchange Fee	None	None	None

(a) Class B shares convert to Class A shares automatically at the end of the seventh year (84th month) after purchase. Investors seeking to purchase Class B shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by the Fund.

(b) Reduced for purchases of $50,000 and more; waived for certain systematic retirement accounts. Investments of $1 million or more are sold with no initial sales charge. However, a 1% contingent deferred sales charge may be imposed if redemptions are made within one year of purchase. Employer-sponsored defined contribution type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the AFBA 5Star Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made through retirement plans, endowments or foundations with $50 million or more in assets, or through certain qualified fee based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge.

(c) Class A shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.

(d) A CDSC will be charged on redemptions of Class B shares as follows: 4.00% during the first year; 3.00% during the second year and third year; 2.00% during the fourth year, fifth year and sixth year; and 1.00% during the seventh year. Class B shares automatically convert into Class A shares at the end of the seventh year after purchase and thereafter will not be subject to a CDSC.

(e) Class C shares are subject to a 1.00% CDSC only if they are redeemed within the first 18 months after purchase.

(f) If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

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AFBA 5Star Balanced Fund

	Class A	Class B	Class C
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.35%	2.10%	2.10%

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AFBA 5Star Equity Fund

	Class A	Class B	Class C
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.34%	2.09%	2.09%

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AFBA 5Star High Yield Fund

	Class A	Class B	Class C
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.44%	2.19%	2.19%

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AFBA 5Star USA Global Fund

	Class A	Class B	Class C
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.32%	2.07%	2.07%


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Fee Examples

The following examples are intended to help you compare the cost of investing in each AFBA 5Star Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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AFBA 5Star Balanced Fund

	1 Year	3 Years	5 Years	10 Years

Class A1	$680	$954	$1,249	$2,085

Class B (assuming no redemption)	$213	$658	$1,129	$2,431

Class B (assuming complete redemption at the end of the period)2	$678	$983	$1,354	$2,431

Class C (assuming no redemption)	$213	$658	$1,129	$2,431

Class C (assuming complete redemption at end of period)2	$311	$658	$1,129	$2,431

1 Assumes deduction at time of purchase of maximum sales charge.
2 Assumes deduction at redemption of maximum deferred sales charge.

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AFBA 5Star Equity Fund

	1 Year	3 Years	5 Years	10 Years

Class A1	$679	$951	$1,244	$2,074

Class B (assuming no redemption)	$212	$655	$1,124	$2,421

Class B (assuming complete redemption at the end of the period)2	$677	$980	$1,349	$2,421

Class C (assuming no redemption)	$212	$655	$1,124	$2,421

Class C (assuming complete redemption at end of period)2	$310	$655	$1,124	$2,421

1 Assumes deduction at time of purchase of maximum sales charge.
2 Assumes deduction at redemption of maximum deferred sales charge.

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AFBA 5Star High Yield Fund

	1 Year	3 Years	5 Years	10 Years

Class A1	$504	$778	$1,071	$1,906

Class B (assuming no redemption)	$222	$685	$1,175	$2,524

Class B (assuming complete redemption at the end of the period)2	$613	$985	$1,375	$2,524

Class C (assuming no redemption)	$222	$685	$1,175	$2,524

Class C (assuming complete redemption at end of period)2	$320	$685	$1,175	$2,524

1 Assumes deduction at time of purchase of maximum sales charge.
2 Assumes deduction at redemption of maximum deferred sales charge.

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AFBA 5Star USA Global Fund

	1 Year	3 Years	5 Years	10 Years

Class A1	$677	$945	$1,234	$2,053

Class B (assuming no redemption)	$210	$649	$1,114	$2,400

Class B (assuming complete redemption at the end of the period)2	$675	$974	$1,339	$2,400

Class C (assuming no redemption)	$210	$649	$1,114	$2,400

Class C (assuming complete redemption at end of period)2	$308	$649	$1,114	$2,400

1 Assumes deduction at time of purchase of maximum sales charge.
2 Assumes deduction at redemption of maximum deferred sales charge.

The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.

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Manager and Sub-Adviser

 AFBA 5Star Investment Management Company (the "Manager") a corporation organized under the laws of the Commonwealth of Virginia, acts as the Fund's investment and business manager and is a registered investment adviser under the Investment Advisers Act of 1940. Pursuant to the current Management Agreement for each of the Funds, the Manager is responsible for providing or obtaining investment management and related administrative services for the Funds. The sole business of the Manager is the management of the Funds, which currently have approximately $115 million in total assets. The Manager is a wholly-owned subsidiary of 5Star Financial Company and, ultimately, a wholly-owned subsidiary of Armed Forces Benefit Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. As AFBA's eligibility criteria have expanded over the years, so has its services, which now include banking products, mutual funds, health insurance and financial services. Lt. General C.C. Blanton, USAF (Ret.), serves as the Chairman of the Manager's Board of Directors, as well as Chairman of the Board of Directors of the Funds.

The Manager employs at its own expense Kornitzer Capital Management, Inc. as sub-adviser to manage the assets of the Funds on a day-to-day basis. Kornitzer Capital Management, Inc. is an independent investment advisory firm founded in 1989. Its experienced investment analysis and research staff serves a broad variety of individual, corporate and other institutional clients. The AFBA 5Star Funds are managed by a team of four individuals. John Kornitzer has over 29 years of investment experience. He served as investment manager at several Fortune 500 companies prior to founding Kornitzer Capital Management, Inc. in 1989. Kent Gasaway joined KCM in 1991 and is a Chartered Financial Analyst with 17 years of research and management experience. He holds a BS in Business Administration from Kansas State University. Tom Laming joined KCM in 1993 and is an experienced aerospace engineer and research analyst. He holds a BS in Physics from the University of Kansas, an MS in Aeronautics and Astronautics from MIT, and an MBA from Indiana University. Bob Male is a Chartered Financial Analyst with more than 10 years of investment research experience. Prior to joining KCM in 1997, Bob was an investment manager with USAA, San Antonio, TX, since 1992. He holds a B.S. in Business Administration from the University of Kansas and an MBA from Southern Methodist University.

For its services, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets.

AFBA 5Star Investment Management Company is located at 909 N. Washington Street, Alexandria, VA 22314. Kornitzer Capital Management is located at 5420 W. 61st Place, Shawnee Mission, KS 66205.

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Selecting the Correct Class of Shares

Class A Shares Front End Sales Load

This prospectus offers Class A, Class B and Class C shares of each Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus

If you purchase Class A shares, you will incur a sales charge at the time of purchase (a "front-end load") based on the dollar amount of your purchase and an ongoing shareholder service fee of 0.25% of average net assets. The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reduction and Waivers." Class A shares will not be subject to any contingent deferred sales charge (CDSC or "back-end load") when they are redeemed. There are no front-end loads imposed on reinvested dividends or other distributors. Class A shares also will be issued upon conversion of Class B Shares, as described below under "Class B Shares." The minimum initial investment in Class A shares is $500.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may by used either to promote the sale of the Fund's shares or to compensate the distributor for its efforts to sell the shares of the Fund.

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AFBA 5Star Balanced Fund

AFBA 5Star Equity Fund

AFBA 5Star USA Global Fund

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
$50,000 and less	5.50%	5.82%
$50,000 up to $150,000	4.50%	4.71%
$150,000 up to $250,000	3.50%	3.63%
$250,000 up to $500,000	2.50%	2.56%
$500,000 up to $1,000,000	2.00%	2.04%
Over $1,000,000	0.00%	0.00%

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AFBA 5Star High Yield Fund

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
$50,000 and less	3.75%	3.90%
$50,000 up to $150,000	3.00%	3.09%
$150,000 up to $250,000	2.25%	2.30%
$250,000 up to $500,000	1.50%	1.52%
$500,000 up to $1,000,000	1.00%	1.01%
Over $1,000,000	0.00%	0.00%

Class B Shares

Back End Sales Load Class C Shares Pay As You Go CDSC or "Contingent Deferred Sales Charge"

If you purchase Class B shares, you will not incur a sales charge at the time of purchase. However, Class B shares are subject to ongoing Rule 12b-1 fees of 1.00% of average daily net assets. This fee is broken down into an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class B shares are subject to a CDSC if you redeem them prior to the seventh year after purchase. At the end of the seventh year after purchase, Class B shares will automatically convert into Class A shares of the respective Fund, which are not subject to the Rule 12b-1 distribution fee of 0.75%. Automatic conversion of Class B shares into Class A shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes. There is no CDSC imposed on Class B shares purchased through reinvestment of dividends and other distributions and such shares will convert automatically to Class A shares based on the portion of purchased shares that convert. The minimum initial investment in Class B shares is $500.

If you purchase Class C shares, you do not incur a sales charge at the time of purchase. However, Class C shares are subject to ongoing Rule 12b-1 fees of 1.00% of average daily net assets. This fee is broken down into an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class C shares also are subject to a 1.00% CDSC if you redeem them within 18 months of purchase. Although Class C shares are subject to a CDSC for only 18 months (as compared to six years of Class B), Class C shares have no conversion feature. Accordingly, if you purchase Class C shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C shares. The minimum initial investment in Class C shares is $500.

You may be subject to a CDSC upon redemption of your Class B and Class C shares under the following conditions.

  Class B Shares

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AFBA 5Star Balanced Fund

AFBA 5Star Equity Fund

AFBA 5Star USA Global Fund

Years After Purchase	CDSC on Shares Being Redeemed
1st year	4.75%
2nd year	4.25%
3rd year	3.25%
4th year	2.25%
5th year	2.25%
6th year	1.25%
7th year	0.50%
After the 7th year	None

*************************************************************** AFBA 5Star High Yield Fund

Years After Purchase	CDSC on Shares Being Redeemed
1st year	4.00%
2nd year	3.00%
3rd year	3.00%
4th year	2.00%
5th year	2.00%
6th year	2.00%
7th year	1.00%
After the 7th year	None

Sales Charge Reductions and Waivers

Class B shares will be automatically converted to Class A shares at the end of the seventh year after purchase.

Class C Shares

If you redeem Class C shares within 18 months of purchase, you will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

The CDSC on redemptions of all class of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

Reducing Sales Charges on Your Class A Shares. There are several ways you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

  Accumulation privilege  lets you add the value of any Class A shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.
  Letter of intent  lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the Statement of Additional Information for terms and conditions.

To use these privileges, discuss your eligibility with your financial consultant.

CDSC Waivers. In general, the CDSC may be waived on shares you sell for the following reasons:

  Payments through certain systematic retirement plans and other employee benefit plans
  Qualifying distributions from qualified retirement plans and other employee benefit plans

  Distributions from custodial accounts under section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts (IRAs) due to death, disability or attainment of age 70 1/2.
  Participation in certain fee-based programs

To use any of these waivers, contact your financial consultant.

Net Asset Value Purchases. Class A shares may be sold at net asset value, with only a minimum initial investment, to:

  Clients of financial consultants who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within 60 days of the redemption and the exchange is effected through the same financial consultant;
  Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;
  Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;
  "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of Fund shares;
  Current or retired trustees, officers and employees of AFBA 5Star Fund, Inc., the distributor, the transfer agent, the adviser and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;
  Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor; and
  Such other persons as are determined by the adviser or distributor to have acquired shares under circumstances where a Fund has not incurred any sales expense.

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How to Purchase Shares

How to Buy Shares (see chart on page 23 for details) By phone, mail or wire Through Automatic Monthly Investments

Minimum Initial Investment	Class A	Class B	Class C
Regular Account	$500	$500	$500
Account With Automatic Monthly Investment Plan	$100	$100	$100
IRA and Uniform Transfer (Gift) to Minors Accounts	$250	$250	$250

Minimum Additional Investment	Class A	Class B	Class C
By Mail	$100	$100	$100
By Telephone (ACH)	$100	$100	$100
By Wire	$500	$500	$500
Account With Automatic Monthly Investment Plan	$50	$50	$50

You must maintain a minimum account value equal to the current minimum initial investment. If your account falls below this amount due to redemptions (not market action) we may ask you to increase the account to the minimum. If you do not bring the account up to the minimum within 60 days after we contact you, we will close the account and send your money to you.

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How to Redeem Shares

You may withdraw from your account at any time in the following amounts:

  any amount for redemptions requested by mail, phone or telegraph
  $1,000 or more for redemptions wired to your account ($10 fee)
  $50 or more for redemptions by a systematic redemption plan (there may be a fee)
  $100 or more for redemptions by automatic monthly exchange to another fund
  $100 or more via ACH; there is no fee but proceeds may take 4 days to reach your account

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Shareholder Services

The following services are also available to Class A, Class B and Class C shareholders. Please call your financial consultant or the Fund at 1-800-243-9865.

  Uniform Transfers (Gifts) to Minors accounts
  Accounts for corporations or partnerships
  Sub-Accounting Services for Keogh, tax qualified retirement plans, and others
  Prototype Retirement Plans for the self-employed, partnerships and corporations
  Traditional IRA accounts
  Roth IRA accounts
  Simplified Employee Pensions (SEPs)
  Savings Incentive Match Plan for Employees (SIMPLE Plan)

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How Share Price is Determined

Shares of each Fund are purchased or redeemed at its net asset value per share next calculated after your purchase order and payment or redemption order is received by the Fund. In the case of certain institutions which have made satisfactory payment or redemption arrangements with the Funds, orders may be processed at the net asset value per share next effective after receipt by that institution.

The net asset value is calculated by subtracting from each Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern Time) on days when the Funds are open for business (generally the same days that the New York Stock Exchange is open for trading). The Funds are generally closed on weekends, national holidays and Good Friday.

Each security owned by a Fund that is listed on an Exchange is valued at its last sale price on that Exchange on the date as of which assets are valued. Where the security is listed on more than one Exchange, each Fund will use the price of that Exchange which it generally considers to be the principal Exchange on which the stock is traded. Lacking sales, the security is valued at the mean between the last bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last bid and asked prices. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board of Directors.

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Distributions and Taxes

The AFBA 5Star Balanced Fund and the AFBA 5Star High Yield Fund pay distributions from net investment income quarterly, usually in March, June, September and December. The AFBA 5Star Equity Fund and the AFBA 5Star USA Global Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net capital gains realized on the sale of securities will be declared by the AFBA 5Star Balanced Fund annually on or before December 31 and by the AFBA 5Star Equity Fund, AFBA 5Star High Yield Fund and AFBA 5Star USA Global Fund semi-annually, usually in June and December. Your distributions will be reinvested automatically in additional shares of a Fund, unless you have elected on your original application, or by written instructions filed with the Funds, to have them paid in cash. We automatically reinvest all dividends under $10.00 in additional shares of a Fund. There are no fees or sales charges on reinvestments.

Tax Considerations - In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

When you sell your shares of a Fund, you may have a capital gain or loss. An exchange of your Fund shares for shares of a different AFBA 5Star Fund or a AFBA 5Star Money Market Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

Backup Withholding - By law, the Funds must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the Funds to do so.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

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Additional Policies About Transactions

We cannot process transaction requests that are not completed properly as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

Purchases - We may reject orders when not accompanied by payment or when in the best interest of the Funds and their shareholders.

Redemptions - We try to send proceeds as soon as practical. In any event, we send proceeds by the third business day after we receive a properly completed request. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Under certain circumstances, we may pay you proceeds in the form of portfolio securities owned by the Fund being redeemed. If you receive securities instead of cash, you will incur brokerage costs when converting into cash, and will bear market exposure until such conversion.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Market Timers - The Funds may refuse to sell shares to market timers. You will be considered a market timer if you (i) request a redemption of Fund shares within two weeks of an earlier purchase request, (ii) make investments of large amounts of $1 million or more followed by a redemption request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these purposes.

Signature Guarantees  The Funds require a medallion signature guarantee on any redemption over $10,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Please call (888) 578-2733 for information on obtaining a signature guarantee.

Corporations, Trusts and Other Entities - Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Exchanges to Another Fund - You must meet the minimum investment requirement of the AFBA 5Star Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the prospectus of the Fund being purchased. Call us for a free copy.

Telephone Services - During periods of increased market activity, you may have difficulty reaching us by telephone. If this happens, contact us by mail. We may refuse a telephone request including a telephone redemption request. We will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed and we reasonably believe the instructions are genuine, the Funds are not liable for losses due to unauthorized or fraudulent instructions. At our option, we may limit the frequency or the amount of telephone redemption requests. Neither the Funds nor PFPC Inc., the Funds' transfer agent, assumes responsibility for the authenticity of telephone redemption requests.

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Distribution and Service Arrangements

How Can Your Financial Consultant Help You?

Rule 12b-1 Fees: 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

The Distributor, PFPC Distributors, Inc., manages the Funds' distribution efforts and enters into agreements with financial consultants to sell fund shares.

Your financial consultant is familiar with the Funds and with Kornitzer Capital Management. He or she can answer any questions you may have now, or in the future, about how each Fund operates, which class of shares is most appropriate for you and how the Kornitzer investment style works and has performed for other investors. Your financial consultant can be a valuable and knowledgeable resource.

Each Fund has a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to the distributor or others for facilitating the sale and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the fund's board of directors. Pursuant to the Rule, the Board has adopted separate distribution plans for the Class B and Class C shares. Under the Distribution Plans, the Funds will pay distribution fees to the distributor at a maximum annual rate of 0.75% of their aggregate average daily net assets attributable to its Class B and Class C shares.

Each Distribution Plan provides that the distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Funds to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C shares as accrued.

The distribution fees applicable to the Class B and Class C shares are designed to permit you to purchase Class B and Class C shares through broker-dealers without the assessment of a front-end sales charge.

Shareholder Service Fees

The Board has also adopted a shareholder service plan pursuant to Rule 12b-1 authorizing the Funds to pay service providers an annual fee not exceeding 0.25% for Class A, Class B and Class C shares of a Fund's average daily net assets of each class of shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

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Conducting Business with AFBA 5Star Fund

BY PHONE	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT

1-888-578-2733

You must authorize each type of telephone transaction on your account application or the appropriate form, available from us. All account owners must sign. When you call, we may request personal identification and tape record the call.

If you already have an account with us and you have authorized telephone exchanges, you may call to open an account in another AFBA 5Star Fund by exchange ($500 minimum). The names and registrations on the accounts must be identical.

 You may make investments ($100 minimum) by telephone. After we have received your telephone call, we will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Funds and participating banks.

BY MAIL

Initial Purchases and all Redemptions:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P.O. Box 61503
King of Prussia, PA 19406

Overnight Address for All Transactions:
AFBA 5Star Funds
c/o PFPC Inc.
211 S. Gulph Road
King of Prussia, PA 19406

Subsequent Purchases:
c/o PFPC Inc.
P.O. Box 61503
King of Prussia, PA 19406

	Complete and sign the application which accompanies this Prospectus. Your initial investment must meet the minimum amount. Make your check payable to AFBA 5Star Fund, Inc.	Make your check ($100 minimum) payable to AFBA 5Star Fund, Inc. and mail it to us. Always identify your account number or include the detachable reminder stub (from your confirmation statement).
BY WIRE
Boston Safe Deposit & Trust ABA #011001234 Credit: "Name of specific AFBA 5Star Fund" DDA: 021458 FBO: "Shareholder name and new account number"	Call us first to get an account number. We will require information such as your Social Security or Taxpayer Identification Number, the amount being wired ($500 minimum), and the name and telephone number of the wiring bank. Then tell your bank to wire the amount. You must send us a completed application as soon as possible or payment of your redemption proceeds will be delayed.	Wire share purchases ($500 minimum) should include the names of each account owner, your account number and the AFBA 5Star Fund in which you are purchasing shares. You should notify us by telephone that you have sent a wire purchase order to Boston Safe Deposit & Trust.
Through Automatic Transaction Plans		Automatic Monthly Investment:
You must authorize each type of automatic transaction on your account application or complete an authorization form, available from us upon request. All registered owners must sign.	Not applicable.	You may authorize automatic monthly investments in a constant dollar amount ($----50 minimum) from your checking account. We will draft your checking account on the same day each month in the amount you authorize.

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HOW TO SELL SHARES	HOW TO EXCHANGE SHARES
You may redeem shares by telephone ($10,000 maximum) if, when you opened your account, you authorized the telephone redemption privilege. If you have not authorized telephone redemptions and wish to do so, please call 1-888-578-2733 for instructions and the appropriate form.	You may exchange shares ($100 minimum or the initial minimum fund requirement) for shares in another AFBA 5Star Fund. The shares being exchanged must have been held in open account for 15 days or more.
In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed. We will send funds only to the address of record.	In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged ($100 minimum) and the AFBA 5Star Money Market or the AFBA 5Star Fund, into which the amount is being transferred.
Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If we receive your written request before 4:00 P.M. (Eastern Time) we will normally wire funds the following business day. If we receive your written request after 4:00 P.M. (Eastern Time), we will normally wire funds on the second business day. Contact your bank about the time of receipt and availability.	Not applicable.
Systematic Redemption Plan:You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. A fee of $1.50 or less may be charged for each withdrawal. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. We will continue withdrawals until your shares are gone or until the Fund or you cancel the plan.	Monthly Exchanges:You may authorize monthly exchanges from your account ($50 minimum) to another AFBA 5Star Fund or the AFBA 5Star Money Market Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

AFBA 5Star Fund, Inc.SM

AFBA 5Star Balanced Fund

AFBA 5Star Equity Fund

AFBA 5Star High Yield Fund

AFBA 5Star USA Global Fund

Additional Information

A Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may obtain a free copy of these documents by calling or writing the Fund as shown below. You also may call the toll free number given below to request other information about the Fund and to make shareholder inquiries.

You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC . You can obtain information about the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.

AFBA
5Star
Fund, Inc. SM

AFBA 5Star Investment Management Company
909 N. Washington Street
Alexandria, Virginia 22314
1-800-243-9865

Shareholder Inquiries 1-888-578-2733 JB17D (7/00)	Investment Company Act file number 811-8035

AFBA 5STAR FUND, INC.

Consisting of:

AFBA 5STAR BALANCED FUND

AFBA 5STAR EQUITY FUND

AFBA 5STAR HIGH YIELD FUND

AFBA 5STAR USA GLOBAL FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated June 1, 2001

This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the current Prospectus of the Funds' dated June 1, 2001. To obtain a free copy of the Prospectus or any Annual or Semi-Annual Report to shareholders, please call the Fund toll-free at 1-800-243-9865.

TABLE OF CONTENTS

Fund History

Information About the Funds' Investments and Risks

Classification

Investment Strategies and Risks

Fundamental Investment Policies and Restrictions

Non-Fundamental Investment Policies and Restrictions

Temporary Defensive Position

Portfolio Turnover

Management of the Company

Directors and Officers

Compensation

Code of Ethics

Control Persons and Principal Holders of Securities

Investment Advisory and Other Services

Manager and Investment Counsel

Administration and Accounting Services

Additional Service Provides

Prior Underwriter, Distributor and Transfer Agent

Distribution of Shares and Rule 12b-1 Plan

Brokerage Allocation and Other Practices

Capital Stock and Other Securities

Purchasing and Selling Shares

Purchases

Sales (Redemptions)

Additional Purchase and Redemption Policies

How Share Price Is Determined

Distributions and Taxes

Performance Measures

Financial Statements

Appendix-Credit Ratings

Page 2 2 2 2 5 6 6 6 7 7 8 9 9 9 9 10 10 10 10 12 13 13 13 14 15 16 16 17 19 20

FUND HISTORY

AFBA 5Star Fund, Inc. (the "Company") was organized as a Maryland corporation on January 9, 1997, and is currently operating four (4) separate investment portfolios: the AFBA 5Star Balanced Fund, AFBA 5Star Equity Fund, AFBA 5Star High Yield Fund and AFBA 5Star USA Global Fund (hereafter, the "Funds").

INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

Classification: The Company is classified and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is classified as diversified under the 1940 Act. These classifications mean that the assets of the Funds are invested in a diversified portfolio of securities and the Funds operate as mutual funds, allowing shareholders to buy and sell shares at any time (as described in the Prospectus).

Investment Strategies and Risks. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds. Each Fund's objectives and policies as described in this section will not be changed without approval of a majority of the Fund's outstanding shares.

AFBA 5Star Balanced Fund - seeks both long-term capital growth and high current income. Long-term capital growth is intended to be achieved primarily by the Fund's investment in common stocks and secondarily by the Fund's investment in convertible bonds and convertible preferred stocks. High current income is intended to be achieved by the Fund's investment in corporate bonds, government bonds, mortgage-backed securities, convertible bonds, preferred stocks and convertible preferred stocks.

It is expected that the majority of common stocks purchased by the Fund will be large capitalization companies with most, if not all, listed on the New York Stock Exchange. Large capitalization stocks are considered to be those with capitalization in excess of $1 billion. It is not the manager's intention to make wide use of Nasdaq-traded, smaller capitalization common stocks (capitalization of less than $1 billion). The Fund may invest up to 75% of its assets in corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks. The manager expects that generally these securities may be rated below investment grade (BBB) or its equivalent by the major rating agencies.

Securities rated below Baa by Moody's or BBB by Standard & Poor's are commonly known as junk bonds and are considered to be high risk. Yields on such bonds will fluctuate over time, and achievement of the Fund's investment objective may be more dependent on the Fund's own credit analysis than is the case for higher rated bonds. Up to 20% of the Fund's assets may be invested in debt securities which are rated less than B or are unrated. The Fund will not invest in securities that, at the time of initial investment, are rated less than B by Moody's or Standard & Poor's. Securities that are subsequently downgraded in quality below B may continue to be held by the Fund, and will be sold only at the Fund adviser's discretion. In addition, the credit quality of unrated securities purchased by the Fund must be, in the opinion of the Fund's adviser, at least equivalent to a B rating by Moody's or Standard & Poor's. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. (See "High Yielding Debt Securities.")

AFBA 5Star Equity Fund - seeks long-term capital growth by investing primarily in common stocks. Realization of dividend income is a secondary consideration. AFBA 5Star Equity Fund will normally invest in a broad array of common stocks, in terms of companies and industries. It is expected that the majority of common stocks purchased in the Fund will be large capitalization companies with most, if not all, listed on the New York Stock Exchange.

AFBA 5Star High Yield Fund - primarily seeks a high level of current income and secondarily, capital growth. The Fund invests primarily in a diversified portfolio of high-yielding fixed income securities. High current income is intended to be achieved by the Fund's investment in fixed income securities, without restriction, such as corporate bonds, government bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Fund may not invest in foreign government bonds. Capital growth is intended to be achieved by the appreciation of fixed income and equity investments held in the Fund.

The Fund may invest up to 100% of its assets in fixed income securities, including without limitation, corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks. These securities may be rated below investment grade by the major rating agencies or, if unrated, are in the opinion of the manager of similar quality. Securities rated Baa and below by Moody's or BBB and below by Standard & Poor's are commonly known as "junk bonds" and are considered to be high risk (see "High Yielding Debt Securities"). Yields on such bonds will fluctuate over time, and achievement of the Fund's investment objective may be more dependent on the Fund's own credit analysis than is the case for higher rated bonds. Up to 20% of the Fund's assets may be invested in debt securities which are rated less than B at the time of purchase or if unrated are in the opinion of the manager of similar quality. Securities rated B or higher at the time of purchase, which are subsequently downgraded, will not be subject to this limitation. The lowest rating that may be held in the Fund is D, or that of defaulted securities. The Fund will not purchase obligations that are in default, but may hold in the portfolio securities that go into default subsequent to acquisition by the Fund.

The proportion of the Fund invested in each type of security is expected to change over time in accordance with the investment manager's interpretation of economic conditions and underlying security values. However, it is expected that a minimum of 65% of the Fund's total assets will always be invested in fixed income securities and that a maximum of 10% of its total assets will be invested in equity securities. The Fund's flexible investment policy allows it to invest in securities with varying maturities; however, it is anticipated that the average maturity of securities acquired by the Fund will not exceed 15 years. The average maturity of the Fund will be generally ten years or less.

Sometimes the manager may believe that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions. To achieve a defensive posture, the manager may take any one or more of the following steps with respect to assets in the Fund's portfolio: (1) shortening the average maturity of the Fund's debt portfolio; (2) holding cash or cash equivalents; and (3) emphasizing high-grade debt securities. Use of a defensive posture by the Fund's manager may involve a reduction in the yield on the Fund's portfolio

AFBA 5Star USA Global Fund - seeks capital growth by investing in common stocks of companies based in the United States that receive greater than 40% of their revenues or income from international operations; measured as of the preceding four completed quarters of business or the respective company's most recently completed fiscal year. The Fund will invest in common stocks considered by the manager to have above average potential for appreciation; income is a secondary consideration. Under normal circumstances, the Fund will invest a majority of its assets in common stocks listed on the New York Stock Exchange.

Cash Management.For purposes including, but not limited to, meeting redemptions and unanticipated expenses, the Funds may invest a portion of their assets in cash or high-quality, short term debt obligations readily changeable into cash. In addition, the Funds may invest up to 100% of their respective assets in such securities for temporary, emergency purposes. Such high quality, short-term obligations include: money market securities, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. Investments in commercial paper are restricted to companies in the top two short-term rating categories by Moody's Investment Service, Inc. (Moody's) and Standard & Poor's Corporation.

Repurchase Agreements. The Funds may invest in issues of the United States Treasury or a United States government agency subject to repurchase agreements. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the respective Fund.

The Funds will enter into repurchase agreements only with United States banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors of the Company. The term to maturity of a repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 15% of the net assets of the Fund.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss when the securities are sold. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying securities. While the Fund management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Covered Call Options. Each Fund is authorized to write (i.e. sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.

Up to 25% of a Fund's total assets may be subject to covered call options. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out a Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Upon the termination of a Fund's obligation under a covered call option other than through exercise of the option, the Fund will realize a short-term capital gain or loss. Any gain realized by a Fund from the exercise of an option will be short- or long-term depending on the period for which the stock was held. The writing of covered call options creates a straddle that is potentially subject to the straddle rules, which may override some of the foregoing rules and result in a deferral of some losses for tax purposes.

Money Market Securities. Investments by the Funds in money market securities shall include government securities, commercial paper, bank certificates of deposit and repurchase agreements collateralized by government securities. Investment in commercial paper is restricted to companies in the top two rating categories by Moody's and Standard & Poor's.

Asset-Backed Securities. The AFBA 5Star High Yield Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, other types of receivables or assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

ADRs. AFBA 5Star Equity Fund may gain international exposure through investing in American Depositary Receipts (ADRs). ADRs, which are issued by domestic banks, are publicly traded in the United States and represent ownership in underlying foreign securities. The Fund does not intend to invest directly in foreign securities or foreign currencies.

Up to 25% of AFBA 5Star Equity Funds total assets may be invested in ADRs. Most ADRs are traded on a U.S. stock exchange and can be sponsored or unsponsored. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency. However, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADRs with respect to the U.S. dollar.

High Yielding Securities. The AFBA 5Star Balanced Fund and the AFBA 5Star High Yield Fund invest in high-yielding, high-risk debt securities (so-called "junk bonds"). These lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Therefore, past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a negative impact on the market for high-yield/high-risk bonds.

Credit quality of lower-rated securities can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield/high-risk security. For these reasons, it is the Funds' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the investment adviser's own independent and ongoing review of credit quality. As a mutual fund investing in fixed income securities, each of the Funds is subject primarily to interest rate, income and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities.

The Funds are also subject to income risk, which is the potential for a decline in the respective Fund's income due to falling market interest rates. In addition to interest rate and income risks, each Fund is subject to credit risk as defined above. The credit risk of a Fund depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

Small Capitalization Securities.Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. Investment in smaller company securities may involve greater price volatility than securities of larger, more established companies. AFBA 5Star Equity Fund and AFBA 5Star Balanced Fund may occasionally invest in equity securities of such smaller companies, therefore investments in these Funds may be more suitable for long-term investors who can bear the risk of these fluctuations.

Fundamental Investment Policies and Restrictions. The following fundamental policies have been adopted by the Fund. These policies cannot be changed without the approval of a "majority of the outstanding voting securities." Under the 1940 Act, a "majority of the outstanding voting securities" of a Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained, such explanations are not part of the fundamental restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

Each portfolio within the AFBA 5Star Fund, Inc. will not:

(1) purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holding of the Fund in the securities of such issuer exceeds 5% of the value of the Funds' total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2) engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;

(3) underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933);

(4) make loans to any of its officers, directors or employees, or to its manager, general distributor or officers or directors thereof;

(5) make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

(6) invest in companies for the purpose of exercising control of management;

(7) purchase securities on margin, or sell securities short, except that the Fund may write covered call options;

(8) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(9) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors have not had at least three years' continuous operations;

(10) except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;

(11) borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1;

(12) make itself or its assets liable for the indebtedness of others;

(13) invest in securities which are assessable or involve unlimited liability; or

(14) purchase any securities which would cause 25% or more of the assets of the Fund at the time of purchase to be invested in any one industry. In applying this restriction, it is a matter of non-fundamental policy that investment in certain categories of companies will not be considered to be investments in a particular industry. For example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Investment Policies and Restrictions. In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

Other Investment Companies. The AFBA 5Star Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds. Under current legal and regulatory requirements, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies.

Temporary Defensive Position. The Funds may invest up to 100% of their respective assets in such securities for temporary, emergency purposes. Such high quality, short-term obligations include: money market securities, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. Investments in commercial paper are restricted to companies in the top two short-term rating categories by Moody's Investment Service, Inc. (Moody's) and Standard & Poor's Corporation.

Portfolio Turnover. Portfolio turnover ratios for time periods indicated are as follows:

Name of Fund	Fiscal Year Ended March 31, 1999	Fiscal Year Ended March 31, 2000	Fiscal Year Ended March 31, 2001
AFBA 5Star Balanced Fund	53%	44%	28%
AFBA 5Star Equity Fund	64%	31%	29%
AFBA 5Star High Yield Fund	11%	34%	36%
AFBA 5Star USA Global Fund	19%	36%	14%

* Percentages are annualized.

MANAGEMENT OF AFBA 5STAR FUND, INC.

Directors and Officers. The Funds are managed by AFBA 5Star Investment Management Company subject to the supervision and control of the Board of Directors of the Company. The following lists the officers and directors of the Funds, their age, address and principle occupation.

Name, Age and Address	Position(s) with the Company	Principal Occupation(s) During Past Five Years
*Lieutenant General C.C. Blanton, USAF (Ret.) (71) 909 North Washington Street Alexandria, Virginia 22314	Chairman and Director	President, Chief Executive Officer, Armed Forces Benefit Association; Chairman, 5Star Financial Company; Chairman, 5Star Bank; Chairman, 5Star Life Insurance Company; Chairman, AFBA 5Star Investment Management Company.
*John A. Johnson (64) 909 North Washington Street Alexandria, Virginia 22314	President and Director	President, Chief Executive Officer, Director, 5Star Financial Company; President, Chief Executive Officer, Director, AFBA 5Star Investment Management Company; 5Star Administrators, Inc.; and AFBA 5Star Securities Company. Formerly, President and Chief Executive Officer, 5Star Life Insurance Company.
*John C. Kornitzer (55) 5420 W. 61st Place Shawnee Mission, KS 66205-3084	Director	President, Kornitzer Capital Management, Inc; formerly Vice President of Investments, Employers Reinsurance Corp.
General Monroe W. Hatch, Jr., USAF (Ret.) (67) 8210 Thomas Ashleigh Lane Clifton, Virginia, 20124	Director	President, Professional Services, Consultant to Industry; formerly Executive Director, Air Force Association.
General Louis C. Wagner, Jr., USA (Ret.) (69) 6309 Chaucer Lane AlexandriaVirginia 22304	Director	Private Consultant
Brigadier General Henry J. Sechler , USAF (Ret.) (69) 3190 Fairview Park Drive Falls Church, Virginia 22030	Director	Retired since 1997; formerly, Vice President, General Dynamics Corp.
Kimberley E. Wooding (33) 909 North Washington Street Alexandria, Virginia 22314	CFO and Treasurer	Executive Vice President and Chief Financial Officer, 5Star Life Insurance Company, AFBA 5Star Investment Management Company and AFBA 5Star Securities Company. Formerly, Manager, Price Waterhouse, LLP.

Name, Age and Address	Position(s) with the Company	Principal Occupation(s) During Past Five Years
Michael E. Houchins (31) 909 North Washington Street Alexandria, Virginia 22314	Vice President and Secretary	Vice President and Controller of 5Star Life Insurance Company and AFBA 5Star Investment Management Company. Formerly, Auditor, PricewaterhouseCoopers LLP.
Andrew J. Welle (34) 909 North Washington Street Alexandria, Virginia 22314	Vice President	Vice President of AFBA 5Star Securities Company. Director for Distribution, AFBA 5Star Investment Management Company.
Lorraine J. Lennon (40) 909 North Washington Street Alexandria, Virginia 22314	Vice President Compliance	Vice President of Compliance for 5Star Life Insurance Company, AFBA 5Star Investment Management Company and AFBA 5Star Securities Company. Formerly Chief Compliance Officer, Banner Life Insurance Company and Banner Financial Services Group.
Jeffrey C. Sandefur (56) 909 North Washington Street Alexandria, Virginia 22314	Assistant Secretary	Sr. Vice President, Marketing, 5Star Financial Company, 5Star Bank and 5Star Life Insurance Company.
John R. Moorman (31) 909 North Washington Street Alexandria, Virginia 22314	Assistant Vice President	Distribution Manager, AFBA 5Star Investment Management Company
Stephanie M. Bowers (30) 909 North Washington Street Alexandria, Virginia 22314	Assistant Vice President, Compliance	Distribution Manager, AFBA 5Star Investment Management Company.
Mary Jane Maloney (43) PFPC Inc. 400 Bellevue Parkway Wilmington, DE 19809	Assistant Secretary	Vice President, PFPC Inc.
Joel Weiss (38) PFPC Inc. 103 Bellevue Parkway Wilmington, DE 19809	Assistant Treasurer	Managing Director, Fund Accounting and Administration, PFPC Inc.
David Castaldi (35) PFPC Inc. 103 Bellevue Parkway Wilmington, DE 19809	Assistant Treasurer	Director, Fund Accounting and Administration, PFPC Inc.
_______________________________________

* Directors who are interested persons as that term is defined in the 1940 Act.

Compensation. None of the officers or directors will be remunerated by the Funds for their normal duties and services. Their compensation and expenses arising out of normal operations will be paid by the Manager under the provisions of the Management Agreement.

Messrs. Hatch, Sechler and Wagner have no financial interest in, nor are they affiliated with AFBA 5Star Investment Management Company, PFPC Distributors, Inc. or Kornitzer Capital Management, Inc.

Code of Ethics. The Funds, their investment adviser and sub-adviser have adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by any Fund, subject to certain general restrictions and procedures. The codes of ethics are on file with the Securities and Exchange Commission.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons. Persons or organizations beneficially owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" a Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund.

Principal Holders. As of May 15, 2001, Armed Forces Benefit Association (AFBA), 909 N. Washington Street, Alexandria, VA 22314 owned of record 5% or more of the outstanding shares of the original class of shares of AFBA 5Star Balanced Fund, AFBA 5Star Equity Fund, AFBA 5Star High Yield Fund and AFBA 5Star USA Global Fund as follows, 92.73%, 69.88%, 79.93% and 79.09%, respectively.

Management Ownership. The officers and directors as a group own less than 1% of any of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Sub-Adviser. AFBA 5Star Investment Management Company acts as manager of the Funds and is a registered investment adviser under the Investment Advisers Act of 1940. It organized the Funds in 1997 and employs at its own expense Kornitzer Capital Management, Inc. to serve as the sub-adviser to the Funds.

For its services as manager, the Funds pay AFBA 5Star Investment Management Company a fee at the annual rate of 0.80% of average daily net assets. From these management fees AFBA 5Star Investment Management Company pays all the Funds' expenses except those directly payable by the Funds. For instance, from these management fees AFBA 5Star Investment Management Company pays Kornitzer Capital Management, Inc. a fee of 33/100 of 1% (.33%). AFBA 5Star Investment Management Company received the following management fees from the respective Funds for the time periods indicated:

Name of Fund	Fiscal Year Ended March 31, 1999	Fiscal Year Ended March 31, 2000	Fiscal Year Ended March 31, 2001
AFBA 5Star Balanced Fund	$40,019	$62,926	$194,149
AFBA 5Star Equity Fund	$56,947	$ 95,190	$172,088
AFBA 5Star High Yield Fund	$29,036	$ 46,250	$65,865
AFBA 5Star USA Global Fund	$43,588	$ 91,231	$264,485

Kornitzer Capital Management, Inc. was founded in 1989 and is a private investment research and counseling organization serving individual, corporate and other institutional clients. Kornitzer Capital Management, Inc. also serves as investment adviser to the Buffalo Group of Mutual Funds. The following amounts were paid to Kornitzer Capital Management, Inc. for its services from AFBA 5Star Investment Management, Inc.:

Name of Fund	Fiscal Year Ended March 31, 1999	Fiscal Year Ended March 31, 2000	Fiscal Year Ended March 31, 2001
AFBA 5Star Balanced Fund	$13,339	$20,954	$64,069
AFBA 5Star Equity Fund	$18,965	$31,698	$56,789
AFBA 5Star High Yield Fund	$9,679	$15,401	$21,735
AFBA 5Star USA Global Fund	$14,555	$30,380	$87,280

Each Fund shall bear the cost of personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel; rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company; any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed in the Management Agreement by the Manager.

Administration and Accounting Services. Under a separate Administration and Accounting Services Agreement, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for the Funds. These services include preparing shareholder reports, providing statistical data and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of each Fund. The Administration and Accounting Services Agreement provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreement.

Additional Service Providers

Independent Auditors. The Funds' financial statements are audited by independent auditors approved by the directors each year, and in years in which an annual meeting is held the directors may submit their selection of independent auditors to the shareholders for ratification. PricewaterhouseCoopers LLP, 250 W. Pratt St., Suite 2100, Baltimore, MD 210201-2304, is the auditor for the Funds.

Custodian. PFPC Trust Company, 8800 Tinicuim Boulevard, 3rd Floor, Suite 200, Philadelphia, PA 19153, serves as the custodian.

Transfer Agent. PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809-0001, serves as the Transfer Agent and Dividend Paying Agent.

Prior Underwriter, Distributor and Transfer Agent. Prior to January 1, 2001, the manager employed at its own expense, Jones & Babson, Inc. as the Funds' underwriter and distributor and prior to February 26, 2001, the manager employed Jones & Babson, Inc. as the Fund's transfer agent. The following amounts were paid to Jones & Babson, Inc. for its services by AFBA 5Star Investment Management Company:

Name of Fund	Fiscal Year Ended March 31, 1999	Fiscal Year Ended March 31, 2000	Fiscal Year Ended March 31, 2001
AFBA 5Star Balanced Fund	$3,120	$13,844	$27,376
AFBA 5Star Equity Fund	$10,224	$26,653	$33,927
AFBA 5Star High Yield Fund	$0	$6,938	$6,780
AFBA 5Star USA Global Fund	$4,071	$25,545	$49,434

DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Pursuant to an Underwriting Agreement (the "Underwriting Agreement"), PFPC Distributors, Inc. ("PFPC Distributors"), 3200 Horizon Drive, King of Prussia, PA 19406, serves as the distributor of the Funds' shares. The terms of the Underwriter Agreement grant PFPC Distributors the right to sell the shares of the Funds as agent for the Funds. Shares of the Funds are offered continuously.

Under the terms of the Underwriting Agreement, PFPC Distributors agrees to use all reasonable efforts to secure purchasers for shares of the Funds and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of the Funds' shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Funds' Distribution Plan for its Class B Shares and Class C Shares, each of which have been adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Rule 12b-1 Plans"). PFPC Distributors receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Class A shares of the Funds.

The Underwriting Agreement provides that PFPC Distributors, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under each agreement, will not be liable to any of the Funds or its shareholders for losses arising in connection with the sale of shares of the Funds.

The Underwriting Agreement for the Funds' shares became effective as of January 1, 2001 and continues in effect for a period of two years. Thereafter, the Underwriting Agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the directors, including a majority of the non-interested directors.

The Underwriting Agreement terminates automatically in the event of an assignment, and is terminable without payment of any penalty with respect to a Fund (i) (by vote of a majority of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Funds or any agreements related to such plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days' written notice to PFPC Distributors; or (ii) by PFPC Distributors on sixty (60) days' written notice to the Company.

PFPC Distributors will be compensated for distribution services according to the Rule 12b-1 Plans, regardless of PFPC Distributors' expenses. The Rule 12b-1 Plans provide that PFPC Distributors will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, PFPC Distributors may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with PFPC Distributors and other financial institutions for distribution and shareholder servicing activities.

The Class B Plan further provides that monthly payments shall be made in the amount of 0.75% per annum of the Class B shares' average net assets as compensation for PFPC Distributors' role in the distribution of a Fund's Class B shares. The Class C Plan provides that monthly payments shall be made in the amount of 0.75% per annum of the average daily net assets to a Fund's Class C shares (or such lesser amount as may be established by a majority of the Board of Directors, including a majority of the non-interested directors) as compensation for PFPC Distributors' role in the distribution of a Fund's Class C shares.

Under the Class B Plan and Class C Plan, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by a Fund of the distribution of its shares, such payments are authorized. A Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Class B Plan or Class C Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

When purchasing Class A shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 5.50% (3.75% for the High Yield Fund), which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waiver" in the Prospectus. Although purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of each of the Fund's shares or to compensate PFPC Distributors for its efforts to sell the shares of each Fund.

AFBA 5Star Balanced Fund
AFBA 5Star Equity Fund
AFBA 5Star USA Global Fund
YOUR INVESTMENT	AS A PERCENTAGE OF OFFERING PRICE	AS A PERCENTAGE OF YOUR INVESTMENT	DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
$50,000 and less	5.50%	5.82%	5.00%
$50,000 up to $150,000	4.50%	4.71%	3.75%
$150,000 up to $250,000	3.50%	3.63%	2.75%
$250,000 up to $500,000	2.50%	2.56%	2.00%
$500,000 up to $1,000,000	2.00%	2.04%	1.50%
Over $1,000,000	0.00%	0.00%	0.00%

AFBA 5Star High Yield Fund
YOUR INVESTMENT	AS A PERCENTAGE OF OFFERING PRICE	AS A PERCENTAGE OF YOUR INVESTMENT	DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
$50,000 and less	3.75%	3.90%	3.25%
$50,000 up to $150,000	3.00%	3.09%	2.50%
$150,000 up to $250,000	2.25%	2.30%	1.75%
$250,000 up to $500,000	1.50%	1.52%	1.25%
$500,000 up to $1,000,000	1.00%	1.01%	0.75%
Over $1,000,000	0.00%	0.00%	0.00%

BROKERAGE ALLOCATION AND OTHER PRACTICES.

Decisions to buy and sell securities for the Funds are made by AFBA 5Star Investment Management Company, Inc. pursuant to recommendations by Kornitzer Capital Management, Inc. Officers of the Funds and AFBA 5Star Investment Management Company, Inc. are generally responsible for implementing and supervising these decisions, including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or price of the securities. In instances where securities are purchased on a commission basis, the Funds will seek competitive and reasonable commission rates based on circumstances of the trade involved and to the extent that they do not detract from the quality of the execution. Following is information on the amount of brokerage commissions by the Funds during the periods indicated:

Name of Fund	Fiscal Year Ended March 31, 1999	Fiscal Year Ended March 31, 2000	Fiscal Year Ended March 31, 2001
AFBA 5Star Balanced Fund	$7,330	$7,696	$31,393
AFBA 5Star Equity Fund	$11,456	$12,770	$22,710
AFBA 5Star High Yield Fund	$313	$203	$977
AFBA 5Star USA Global Fund	$6,980	$8,594	$49,499

The level of brokerage commissions generated by a Fund is directly related to the number and size of buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of the Fund, the manager's interpretation of the market or economic environment, etc. The Funds, in purchasing and selling portfolio securities, will seek the best available combination of execution and overall price (which shall include the cost of the transaction) consistent with the circumstances which exist at the time. The Funds do not intend to solicit competitive bids on each transaction.

The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund. The Funds may execute a substantial portion of the portfolio transactions through brokerage firms which are members of the New York Stock Exchange or through other major securities exchanges. When buying securities in the over-the-counter market, the Funds will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Funds will not normally pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who did not provide such benefits or services. However, the Funds reserve the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by the Boards of Directors of the Funds.

It is not the Funds' practice to allocate brokerage or principle business on the basis of sales of their shares which may be made through such firms. However, they may place portfolio orders with qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds' shares for their clients.

Research services furnished by broker-dealers may be useful to the Funds' manager and its investment counsel in serving other clients, as well as the respective Funds. Conversely, the Funds may benefit from research services obtained by the manager or its investment counsel from the placement of portfolio brokerage of other clients.

When the manager in its fiduciary duty believes it to be in the best interest of the shareholders, the Funds may join with other clients of the manager and its investment counsel in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed among the Funds and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

CAPITAL STOCK AND OTHER SECURITIES

With respect to the Funds, the Company issues four separate classes of shares, Institutional Class, Class A, Class B and Class C. The shares of each Fund, when issued and paid for in accordance with its prospectus, will be legally outstanding, fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class B and Class C shares bear Rule 12b-1 distribution expenses and shareholder service fees of 0.75% and 0.25% of the average net assets of the respective Class B and Class C shares and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the Rule 12b-1 fee may be paid. Each Class except the Institutional Class bears a shareholder service fee of 0.25% of the average net assets of the Class. The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 fees; accordingly, the net asset value of Class A, Class B and Class C shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

All shares issued by each portfolio within the Fund are of same class with like rights and privileges as other shares issued by the same portfolio. Each full and fractional share, issued and outstanding, has (1) equal voting rights with respect to matters that affect the Funds, and (2) equal dividend, distribution and redemption rights to the assets of the Fund. Shares when issued are fully paid and non-assessable. The Funds may create other series of stock but will not issue senior securities. Shareholders do not have pre-emptive or conversion rights.

Non-cumulative voting  Shares of the Fund have non-cumulative voting rights, which means that the holders of 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors.

The Fund will not hold annual meetings except as required by the Investment Company Act of 1940 and other applicable laws. Under Maryland law, a special meeting of shareholders of the Fund must be held if the Fund receives the written request for a meeting from the shareholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

PURCHASING AND SELLING SHARES

Purchases. We will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not completed properly as described in the prospectus. If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

By Mail: You or your financial intermediary may purchase shares by sending a check drawn on a U.S. bank payable to AFBA 5Star Fund, along with a completed application (included at the end of the prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:	Overnight mail:
AFBA 5Star Funds	AFBA 5Star Funds
c/o PFPC Inc	c/o PFPC Inc
P.O. Box 61503	211 S. Gulph Road
King of Prussia, PA 19406	King of Prussia, PA 19406

By Wire: You may purchase shares by wiring federal funds readily available. Please call PFPC at (888) 578-2733 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

Annual Statements. Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account which provides necessary tax information. A duplicate copy of a past annual statement is available from PFPC Inc. at its cost, subject to a minimum charge of $5 per account, per year requested.

The Funds reserve the right in their sole discretion to withdraw all or any part of the offering made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

Sales (Redemptions). We will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not complete and in good order. We must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued.

You or your financial intermediary may sell your shares on any Business Day as described below. A Business Day is any day that both the New York Stock Exchange and PFPC Inc., the Transfer Agent, are open for business. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of your financial intermediary to transmit redemption orders and credit your account with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt.

By Mail: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted. You can obtain one from most banking institutions or securities brokers, but not from a Notary Public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:	Overnight mail:
AFBA 5Star Funds	AFBA 5Star Funds
c/o PFPC Inc	c/o PFPC Inc
P.O. Box 61503	211 S. Gulph Road
King of Prussia, PA 19406	King of Prussia, PA 19406

By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. However, there are certain risks. Each Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

Additional Purchase and Redemption Policies. We reserve the right to:

  Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders of the Fund's special investment programs.
  Cancel or change the telephone investment service, the telephone/telegraph exchange service and the automatic monthly investment plan without prior notice to you where in the best interest of the Funds and its investors.
  Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice to you.
  Begin charging a fee for the telephone/telegraph service and to cancel or change the service upon 60 days written notice to you.
  Begin charging a fee for the systematic redemption plan upon 30 days written notice to you.
  Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. We may waive the signature guarantee requirement if you authorize the telephone/telegraph redemption method at the same time you submit the initial application to purchase shares.
  Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the Funds and their shareholders.
  If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until there are reasonable grounds to believe that the check has been collected (which could take up to 10 days).
  To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.
  When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than your cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to you, and the proceeds of a redemption may be subject to backup withholding.

Your right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Fund's securities or to determine the value of the Fund's net assets, or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by each Fund and valued in the same way as they would be valued for purposes of computing the net asset value of each Fund. If payment is made in securities, you may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of that particular Fund during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

How Share Price is Determined. Each Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued a fair value as determined under the direction of the Board of Directors.

PFPC Inc. determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, PFPC Inc. and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in each Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund.

Shares will not be priced on those days the Funds are closed. As of the date of this SAI, those days are:

New Year's Day Martin Luther King, Jr. Day Presidents' Day Good Friday	Memorial Day Independence Day Labor Day Columbus Day	Veterans Day Thanksgiving Day Christmas Day

DISTRIBUTIONS AND TAXES

Distributions of net investment income. A Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term gains, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on a Fund.

Information on the tax character of distributions. A Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in a Fund.

Election to be taxed as a regulated investment company. Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund generally pays no income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of a Fund's earnings and profits.

Excise tax distribution requirements. To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different AFBA 5Star Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. government obligations. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations. If you are a corporate shareholder, you should note that the Funds anticipate that some percentage of the dividends they pay will qualify for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

PERFORMANCE MEASURES

The Funds may advertise "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of each Fund's shares and assume that any income dividends and/or capital gains distributions made by the Funds during the period were reinvested in shares of the Funds. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Total Return. The Funds' "average annual total return" figures described and shown below are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

   P(1+T)n = ERV

  Where: P = a hypothetical initial payment
             of $1,000

         T = average annual total return

         n = number of years

       ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the 1, 5 or 10 year
             (or other) periods (or fractional portions thereof).

From time to time, AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may quote its yield in advertisements, shareholder reports or other communications to shareholders. Yield is calculated according to the following standardized SEC formula.

Current yield reflects the income per share earned by the Fund's investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

The SEC standardized yield formula is as follows:

Where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period.

Performance Comparisons. In advertisements or in reports to shareholders, a Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper Analytical Services, Inc. (Lipper), a widely recognized independent service which monitors the performance of mutual funds. The Fund may compare its performance to the Standard & Poor's 500 Stock Index (S&P 500), an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Russell 2000 Index, a small company stock index, or the Consumer Price Index.

Performance rankings, recommendations, published editorial comments and listings reported in Money, Barron's, Kiplinger's Personal Finance Magazine, Financial World, Forbes, U.S. News & World Report, Business Week, The Wall Street Journal, Investors Business Daily, USA Today, Fortune and Stanger's may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from Morningstar Mutual Funds, Personal Finance, Income and Safety, The Mutual Fund Letter, No-Load Fund Investor, United Mutual Fund Selector, No-Load Fund Analyst, No-Load Fund X, Louis Rukeyser's Wall Street newsletter, Donoghue's Money Letter, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service and Donoghue's Mutual Fund Almanac.

The table below shows the average annual return for Institutional Class shares of each of the Funds for the specified periods.

	AFBA 5Star Balanced Fund	AFBA 5Star Equity Fund	AFBA 5Star High Yield Fund	AFBA 5Star USA Global Fund

For the year 4/1/00 3/31/01	(0.98%)	(9.97%)	13.49%	(19.34%)

From beginning of operations to 3/31/01*	6.38%	8.19%	4.53%	8.73%

* Each AFBA 5Star Fund inception date is June 3, 1997.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2001 (the "2001 Annual Report") are incorporated into this SAI by reference. No other parts of the 2001 Annual Report are incorporated by reference herein. The financial statements included in the 2001 Annual Report have been audited by PricewaterhouseCoopers, LLP, whose report thereon is incorporated herein by reference. The 2001 Annual Report includes the statement of changes in net assets for the year ended March 31, 2000 and the financial highlights for the two years then ended and for the period June 3, 1997 (inception) to March 31, 1998 which were audited by Ernst & Young LLP, whose report thereon is incorporated herein by reference. Copies of the 2000 Annual Report and the unaudited 2001 Semi-Annual Report may be obtained at no charge by telephoning the Funds at 1-888-578-2733.

FIXED INCOME SECURITIES
DESCRIBED AND RATINGS

Description of Bond Ratings:

Standard & Poor's Corporation (S&P).

AAA Highest Grade. These securities possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

AA High Grade. Generally, these bonds differ from AAA issues only in a small degree. Here too, prices move with the long-term money market.

A Upper-medium Grade. They have considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and prin-cipal are regarded as safe. They predominately reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. (Moody's).

Aaa Best Quality. These securities carry the smal-lest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa High Quality by All Standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctua-tion of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

A Upper-medium Grade. Factors giving security to principal and interest are considered ade-quate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstand-ing investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca repre-sent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Description of Commercial Paper Ratings:

Moody's . . . Moody's commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's has one rating - prime. Every such prime rating means Moody's believes that the commercial paper note will be redeemed as agreed. Within this single rating category are the follow-ing classifications:

Prime - 1 Highest Quality

Prime - 2 Higher Quality

Prime - 3 High Quality

The criteria used by Moody's for rating a commercial paper issuer under this graded system include, but are not limited to the following factors:

(1) evaluation of the management of the issuer;

(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be in-herent in certain areas;

(3) evaluation of the issuer's products in relation to competi-tion and customer acceptance;

(4) liquidity;

(5) amount and quality of long-term debt;

(6) trend of earnings over a period of ten years;

(7) financial strength of a parent company and relationships which exist with the issuer; and

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

S&P . . .Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as over-whelming.

A-3 Issues carrying this designa-tion have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing condi-tions or short-term adversities.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D This rating indicates that the issuer is either in default or is expected to be in default upon maturity.

AFBA 5STAR FUND, INC.

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)(1) Articles of Incorporation as filed with the State of Maryland on January 9, 1997 are incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") on June 1, 1999 ("PEA No. 3").

(a)(2) Articles Supplementary as filed with the State of Maryland on April 4, 1997 are incorporated herein by reference to PEA No. 3.

(a)(3) Articles of Amendment as filed with the State of Maryland on October 16, 2000 are incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 23, 2001 ("PEA No. 5").

(a)(4) Form of Articles Supplementary to the Articles of Incorporation to be filed with the State of Maryland is filed herewith.

(b) By-Laws are incorporated herein by reference to PEA No. 3.

(c) Specimen copies of securities of the Registrant are incorporated herein by reference to PEA No. 3.

(d)(1) Form of Management Agreement between AFBA Investment Management Company and AFBA 5Star Fund, Inc. is filed herewith.

(d)(2) Form of Sub-Advisory Agreement between AFBA Investment Management Company and Kornitzer Capital Management, Inc. is filed herewith.

(e) Underwriting Agreement between PFPC Distributors, Inc. and ABFA 5Star Fund, Inc. dated December 18, 2000 is incorporated herein by reference to PEA No. 5.

(f) Not Applicable.

(g) Custodian Agreement between PFPC Trust Company and AFBA 5Star Fund, Inc. dated December 18, 2000 is incorporated herein by reference to PEA No. 5.

(h)(1) Transfer Agency Agreement between PFPC Inc. and AFBA 5Star Fund, Inc. dated December 18, 2000 is incorporated herein by reference to PEA No. 5.

(h)(2) Administration and Accounting Services Agreement between PFPC Inc. and AFBA 5Star Fund, Inc. dated December 18, 2000 is incorporated herein by reference to PEA No. 5.

(i) None

(j)(1) Consent of Ernst & Young LLP is filed herewith.

(j)(2) Consent of Pricewaterhouse Coopers LLP is filed herewith.

(j)(3) Powers of Attorney for Registrant are incorporated herein by reference to PEA No. 3.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Form of Rule 12b-1 Plan Distribution Plan for Class B shares is incorporated herein by reference to PEA No. 5.

(m)(2) Form of Rule 12b-1 Plan Distribution Plan for Class C shares is incorporated herein by reference to PEA No. 5.

(m)(3) Form of Shareholder Service Plan pursuant to Rule 12b-1 is filed herewith

(n) Form of Rule 18f-3 Plan is incorporated herein by reference to PEA No. 5.

(p)(1) The Code of Ethics of AFBA 5Star Investment Management Company is incorporated herein by reference to Post-Effective Amendment No. 4 5o Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on July 2000 ("No. 4").

(p)(2) The joint Code of Ethics of the Registrant and the former underwriter is incorporated herein by reference to PEA No. 4.

(p)(3) The Code of Ethics of the sub-adviser for each Fund, Kornitzer Capital Management, Inc. is incorporated herein by reference to PEA No. 4.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 25. INDEMNIFICATION.

Under the terms of the Maryland General Corporation Law and the Registrant's Articles of Incorporation and By-Laws, the Registrant shall indemnify any persons who was or is a director, officer or employee of the Registrant to the maximum extent permitted by the Maryland General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such person is proper under the circumstances. Such determination shall be made:

(i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the Registrant as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or

(ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The principal business of AFBA 5Star Investment Management Company and Kornitzer Capital Management, Inc. is the provision of investment management services to individuals and businesses.

Information as to the directors and principal executive officers of AFBA 5Star Investment Management Company is included in its Form ADV filed with the SEC (File No. 801-54247) as filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Information as to the directors and principal executive officers of Kornitzer Capital Management, Inc. is included in its Form ADV filed with the SEC (File No. 801-34933) as filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER.

(a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of May 10, 2001:

Alleghany Funds

Columbia Common Stock Fund, Inc.

Columbia Growth Fund, Inc.

Columbia International Stock Fund, Inc.

Columbia Special Fund, Inc.

Columbia Small Cap Fund, Inc.

Columbia Real Estate Equity Fund, Inc.

Columbia Balanced Fund, Inc.

Columbia Daily Income Company

Columbia U.S. Government Securities Fund, Inc.

Columbia Fixed Income Securities Fund, Inc.

Columbia Municipal Bond Fund, Inc.

Columbia High Yield Fund, Inc.

Columbia National Municipal Bond Fund, Inc.

Columbia Strategic Value Fund, Inc.

Columbia Technology Fund, Inc.

** 1 Deutsche Asset Management VIT Funds

Forward Funds, Inc.

** 2 The Galaxy Fund

** 3 The Galaxy VIP Fund

** 4 Galaxy Fund II

GAMNA Series Funds, Inc.

** 5 Harris Insight Funds Trust

Hillview Investment Trust II

International Dollar Reserve Fund I, Ltd.

Kalmar Pooled Investment Trust

LKCM Funds

Matthews International Funds

McM Funds

Metropolitan West Funds

New Covenant Funds, Inc.

Pictet Funds

** 6 The RBB Fund, Inc.

** 7 Robertson Stephens Investment Trust

** 8 RWB/WPG U.S. Large Stock Fund

Stratton Growth Fund, Inc.

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.

** 9 Tomorrow Funds Retirement Trust

Trainer, Wortham First Mutual Funds

Undiscovered Managers Funds

Weiss, Peck & Greer Funds Trust

Weiss, Peck & Greer International Fund

Whitehall Funds Trust

** 10 Wilshire Target Funds, Inc.

WPG Growth and Income Fund

WPG Tudor Fund

Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

** 12 BlackRock Provident Institutional Funds

BlackRock Funds, Inc.

Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

Northern Funds Trust

Northern Institutional Funds Trust

Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

The Offit Investment Fund, Inc.

The Offit Variable Insurance Fund, Inc.

Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

ABN AMRO Funds

PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

(b) The following is a list of the executive officers, directors, and partners of PFPC Distributors,Inc.

Robert Crouse	-	Director
Susan Keller	-	Director
Michael DeNofrio	-	Chairman, President and Chief Executive Officer, Director
Bruno DiStefano	-	Vice President
Susan K. Moscaritolo	-	Vice President
Elizabeth T. Holtsbery	-	Vice President
Lisa Colon	-	Vice President
Rita G. Adler	-	Chief Compliance Officer
Christine A. Ritch	-	Chief Legal Officer, Secretary and Clerk
Bradley A. Stearns	-	Assistant Secretary and Assistant Clerk
John L. Wilson	-	Assistant Secretary and Assistant Clerk
Douglas D. Castagna	-	Controller
Craig D. Stokarski	-	Treasurer

(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is in the physical possession of PFPC Inc., at 400 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29. MANAGEMENT SERVICES.

There are no management related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

Registrant undertakes that, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Alexandria and State of Virginia, on the 25th day of May, 2001.

AFBA 5STAR FUND, INC

/s/ John A. Johnson
John A. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date
/s/ C.C. Blanton _______________________ C.C. Blanton	Chairman and Director	May 25, 2001
/s/ John A. Johnson _______________________ John A. Johnson	President and Director	May 25, 2001
/s/ Monroe W. Hatch, Jr. _______________________ Monroe W. Hatch, Jr.*	Director	May 25, 2001
/s/ John C. Kornitzer _______________________ John C. Kornitzer*	Director	May 25, 2001
/s/ Henry J. Sechler _______________________ Henry J. Sechler*	Director	May 25, 2001
/s/ Louis C. Wagner, Jr. _______________________ Louis C. Wagner, Jr.*	Director	May 25, 2001
/s/ Kimberley E. Wooding _______________________ Kimberley E. Wooding	Principal Accounting Officer, Chief Financial Officer and Treasurer	May 25, 2001
*By: /s/ C.C. Blanton _______________________ C.C. Blanton	Attorney-in-Fact (Pursuant to Power of Attorney previously filed.)

EXHIBIT INDEX

Exhibit No.	Exhibit
23(d)(1)	Form of Management Agreement
23(d)(2)	Form of Sub-Advisory Agreement
23(j)(1)	Auditor's Consent
23(j)(ii)	Auditor's Consent

Exhibit 23(d)(1)

                          Form of Management Agreement
                              MANAGEMENT AGREEMENT
                                   between
                       AFBA 5STAR INVESTMENT MANAGEMENT CO.
                                     and
                              AFBA 5STAR FUND, INC.

 This AGREEMENT, made and entered into this ____ day of ____________, 20__, by and between AFBA 5STAR FUND, INC., a Maryland corporation (the "Company"), on behalf of each separate series of its shares set forth on the Appendix to this Agreement, as that Appendix may be amended from time to time (each such series is hereinafter referred to as a "Fund"), and AFBA 5STAR
INVESTMENT MANAGEMENT CO., a corporation organized under the laws of the State of Virginia (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

 WHEREAS, the Company was founded and incorporated for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as a multi-series open-end management investment company, as defined in the Investment Company Act of 1940, as amended
("Act"), under which it is registered with the Securities and Exchange
Commission, and

 WHEREAS, the Manager is registered as an investment adviser under the
Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice and management service to the Company as an independent contractor, and

 WHEREAS, the Company and Manager desire to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Funds for a fee,

 NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

 1. The Company hereby employs the Manager, for the period set forth in
Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Company, subject to the supervision and direction of the Board of Directors of the Company.  The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided.  The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Company in any way, or in any other way be deemed an agent of the Company.

 The Manager shall furnish the Company and each Fund with investment management and administrative services.  Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies.  Administrative services shall include the services and compensation of such members of the manager's organization as shall be duly elected officers and/or Directors of the Fund.  Exclusive of the management fee, the Fund shall bear the cost of personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel; rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping, accounting and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company; any interest, taxes, dues, fees and other charges of governments and their agencies, including the cost of qualifying the Fund's shares for sale in any jurisdiction; brokerage commissions; or any other expenses incurred by it which are not assumed herein by the Manager.

 All property, equipment and information used by the Manager in the management and administration of the Company shall belong to the Manager.  Should the management and administrative relationship between the Company and the Manager terminate, the Company shall be entitled to, and the Manager shall provide the
Company, a copy of all information and records in the Manager's file necessary for the Company to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Company.

 Subject to compliance with the requirements of the Act, the Manager may retain as a sub-adviser to any Fund, at the Manager's own expense, any investment adviser registered under the Investment Advisers Act of 1940.

 2. a. The Manager (or its delegate) shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers.  Subject to the obtaining the best available execution, the Manager is authorized to place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time.  Subject to subparagraph
(b) below, the Manager is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Fund, to the
Manager, or to any other client for which the Manager provides investment advisory services.  Subject to obtaining the best available execution, the Manager may also place brokerage transactions with broker-dealers who sell shares of the Fund.
Broker-dealers who sell shares of the Fund shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the U.S. Securities and Exchange
Commission and the National Association of Securities Dealers, Inc.  The Manager
also agrees that it will cooperate with the Company to execute instructions that brokerage transactions be allocated to brokers or dealers who provide benefits directly to the Company or any Fund.

  b. Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Company, the Manager (or its delegate) is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Company and to other clients or funds for which the Manager exercises investment discretion.

  c. The Manager (or its delegate) is authorized to direct portfolio transactions to a broker which is an affiliated person of the Manager or the
Company in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the Act, or other rules promulgated by the Securities and Exchange Commission.  Any transaction placed with an affiliated broker must (i) be placed at best price and execution, and (ii) may not be a principal transaction.

 3. As compensation for the services to be rendered to the Company and the
Funds by the Manager under the provisions of this agreement, the Company agrees to pay from the assets of each Fund semimonthly to the Manager an annual fee of 0.80% of the average total net assets of the Fund computed daily in accordance with the Company's Certificate of Incorporation and By-Laws.

 4. It is understood and agreed that the services to be rendered by the
Manager to the Company under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

 5. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Company may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Company as shareholders or otherwise.  It is understood and agreed that shareholders, officers,
Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Company, but that they receive no remuneration from the Company solely for acting in those capacities.

 6. This Agreement shall become effective on April 1, 2001 following its approval by the Company's Board of Directors and with respect to any
Fund, provided that it is approved by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
It shall remain in force for an initial period of two years ending on
March 31, 2003 and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Company including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding voting securities (as defined in the 1940 Act) of the affected Fund and by vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
It shall be the duty of the Directors to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto.

 7. This Agreement may be terminated at any time as to any Fund, without the payment of any penalty, by the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the affected Fund on not more than sixty days written notice to the Manager, and it may be terminated as to any Fund by the Manager upon not less than sixty days written notice to the Company.  It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange
Commission from the provisions of the Act pertaining to the subject matter of this paragraph.  Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise thereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Company or the
Manager as the case may be.  As used in this Agreement, the terms "assignment",
"a majority of the outstanding voting securities", and interested persons"
shall have the same meaning as similar terms contained in the Act.

 8. In the event that the Manager ceases to be the Company's investment manager for any reason, the Company will (unless the Manager otherwise agrees in writing) take all necessary steps to cause itself and the Funds to cease using the terms, words or phrases "AFBA," "5Star" or "AFBA 5Star" in its
(or the Fund's) names within a reasonable period of time.  It is further agreed that the provisions of this Paragraph shall inure to the benefit of the Manager and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

 9. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Company or any Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

                                        AFBA 5STAR FUND, INC.

                                        By: _________________________________

Attest:
By:________________________________
           Secretary
                                        AFBA 5STAR INVESTMENT
                                        MANAGEMENT CO.

                                        By: _________________________________

Attest:
By: _______________________________
           Secretary

                                   APPENDIX

This Appendix to the Management Agreement by and between AFBA 5STAR FUND, INC.
(the "Company") and AFBA 5STAR INVESTMENT MANAGEMENT CO. (the "Manager") dated
_____________, 2001 sets forth the names of each separate series of shares of the Company ("Funds") that are subject to this Agreement, and may be amended from time to time by the parties and, if required, by shareholders, by written agreement.  The Funds that are currently covered under this Agreement are:

                        AFBA 5Star Balanced Fund
                        AFBA 5Star Equity Fund
                        AFBA 5Star High Yield Fund
                        AFBA 5Star USA Global Fund

Exhibit 23(d)(2)

                     Form of Sub-Advisory Agreement
                         SUB-ADVISORY AGREEMENT
                               between
                   AFBA 5STAR INVESTMENT MANAGEMENT CO.
                                 and
                   KORNITZER CAPITAL MANAGEMENT, INC.

 This AGREEMENT by and between AFBA 5STAR INVESTMENT MANAGEMENT CO., a Virginia
Corporation with its principal office at 909 N. Washington Street, Alexandria,
Virginia (hereinafter referred to as the "Manager") and KORNITZER CAPITAL
MANAGEMENT, INC., a Kansas corporation with its principal office at
5420 West 61st Place, Shawnee Mission, KS 66205-3084 (hereinafter referred to as the "Sub-Adviser"), is made pursuant to the approval and direction of the parties' respective Boards of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

                              WITNESSETH:

 WHEREAS, the Manager has entered into a Management Agreement with AFBA 5STAR
FUND, INC. (the "Company"), on behalf of each separate series of its shares set forth on the Appendix to this Agreement, as that Appendix may be amended from time to time (each such series is hereinafter referred to as a "Fund"), to provide management services, including investment advisory services, and the
Manager desires the assistance of the Sub-Adviser to supply the following services:

 Research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Fund, subject to the control of the
Directors of the Company and the Directors of AFBA INVESTMENT MANAGEMENT COMPANY.

 NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

 1. During the term of this Agreement, or any extension or extensions thereof, the Sub-Adviser will, to the best of its ability, furnish the foregoing services.

 2. As compensation, the Manager will pay the Sub-Adviser for its services an annual fee of thirty-three one-hundredths of one percent (33/100%) of the average daily total net assets of each Fund, computed daily as determined by each Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties.

 3. This Agreement shall become effective as to each Fund and run concurrently with the Management Agreement of the same date between the
Manager and the Company, an executed copy of which shall be supplied to the
Sub-Adviser.

 4. The last day of the initial period of this Agreement shall coincide with the last day of the Management Agreement which shall be the 31st day of
March, 2003.  Thereafter this Agreement may be renewed in conjunction with the Management Agreement for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities of each Fund as prescribed by the
Investment Company Act of 1940 ("Act") and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Directors who are not parties to such Agreement or interested persons
(as defined by the Act) of such party, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Adviser shall provide the Manager such information as may be reasonably necessary to assist the
Directors of the Company to evaluate the terms of the Management Agreement.

 5. This Agreement automatically will terminate with the Management
Agreement without the payment of any penalty, upon sixty days written notice by the Company to the Manager that the Board of Directors or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, has terminated the Management Agreement.  This Agreement shall automatically terminate in the event of its assignment or assignment of the Management Agreement unless such assignment is approved by the Directors and the Shareholders of the Fund as hereinbefore provided or unless an exemption is obtained from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph.  The Manager shall promptly notify the Sub-Adviser of any notice of termination or of any circumstances which are likely to result in a termination of the Management
Agreement.

 6. a. The Sub-Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers.  Subject to the obtaining the best available execution, the Sub-Adviser is authorized to place orders for the purchase and sale of portfolio securities for the Fund with such broker-
dealers as it may select from time to time.  Subject to subparagraph (b) below, the Sub-Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Fund, to the
Sub-Adviser, or to any other client for which the Sub-Adviser provides investment advisory services.  Subject to obtaining the best available execution, the Sub-Adviser may also place brokerage transactions with broker-dealers who sell shares of the Fund.  Broker-dealers who sell shares of the Fund shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the U.S. Securities and Exchange Commission and the National
Association of Securities Dealers, Inc.  The Sub-Adviser also agrees that it will cooperate with the Company to execute instructions that brokerage transactions be allocated to brokers or dealers who provide benefits directly to the Company or any Fund.

  b. Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of
Directors and officers of the Company, the Sub-Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Company and to other clients or funds for which the Sub-Adviser exercises investment discretion.

 7. It is understood and agreed that the services to be rendered by the
Sub-Adviser to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Sub-Adviser to the Manager under this Agreement and the compensation provided for in
Paragraph 2 hereof shall be limited solely to services with reference to the Company.

 8. The Manager agrees that it will furnish currently to Sub-Adviser all information reasonably necessary to permit Sub-Adviser to give the advice called for under this Agreement and such information with reference to the Company that is reasonably necessary to permit Sub-Adviser to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that it is required under this paragraph and the frequency and manner with which it shall be supplied.

 9. The Sub-Adviser shall not be liable for any error of judgment or mistake at law or for any loss suffered by Manager of the Company in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Sub-Adviser against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this agreement.

 Each party hereby executes this Agreement as of the ___ day of _______ 2001, pursuant to the authority granted by its Board of Directors.

                                        KORNITZER CAPITAL MANAGEMENT, INC.

                                        By:__________________________________

Attest:____________________________

                                        AFBA 5STAR INVESTMENT MANAGEMENT CO.

                                        By:_________________________________
                                            John A. Johnson
                                            President

Attest:____________________________
           Jeffrey C. Sandefur
                Secretary

Exhibit 23(j)(1)

                               CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Statements" in the
Statement of Additional Information and to the incorporation by reference of our report dated April 28, 2000 in the Post-Effective Amendment No. 8 to the Registration Statement
(Form N-1A) and the related Statement of Additional Information of AFBA 5 Star Fund, Inc.
filed with the Securities and Exchange Commission under the Securities Act of 1933
(Registration No. 333-20637) and Amendment No. 11 under the Investment Company Act of
1940 (Registration No. 811-8035).

                                                                   /s/ Ernst & Young LLP

Kansas City, Missouri
May 25, 2001

Exhibit 23(j)(ii)

                              CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 8 to the registration statement on Form N-1A ("Registration Statement") of our report dated
May 10, 2001, relating to the financial statements and financial highlights which appears in the March 31, 2001 Annual Report to Shareholders of AFBA 5Star Balanced Fund, AFBA 5Star
Equity Fund, AFBA 5Star High Yield Fund and AFBA 5Star USA Global Fund, which are also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings "Independent Auditors" and "Financial Statements" in such
Registration Statement.

PricewaterhouseCoopers LLP

Baltimore, Maryland
May 24, 2001